Business Combination	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination [Text Block]
BUSINESS COMBINATION
On June 22, 2012, Redbox and NCR Corporation (“NCR”) completed the transactions contemplated by the Asset Purchase Agreement, dated as of February 3, 2012, as amended, by and between Redbox and NCR (the “NCR Agreement”). Pursuant to the Agreement, Redbox acquired certain assets of NCR related to NCR’s self-service entertainment DVD kiosk business (the “NCR Asset Acquisition”). The purchased assets include, among others, self-service DVD kiosks, content library, intellectual property, and certain related contracts, including with certain retailers. In consideration, Redbox paid NCR $100.0 million in cash and assumed certain liabilities of NCR related to the purchased assets. In connection with the NCR Asset Acquisition, Outerwall and NCR entered into a manufacturing and services agreement, pursuant to which Outerwall, Redbox or an affiliate will purchase goods and services from NCR for a period of five years from June 22, 2012. At the end of the five-year period, if the aggregate amount paid in margin to NCR for goods and services delivered equals less than $25.0 million, Outerwall will pay NCR the difference between such aggregate amount and $25.0 million. We expect such margin will be fully utilized over the five year period by our purchases of goods and services from NCR at fair market value. In addition, Redbox and NCR entered into a transition services agreement, pursuant to which Redbox and NCR provides certain transition services to one another relating to the operation of the purchased DVD kiosks for a period of one year from the agreement date.
We accounted for the NCR Asset Acquisition as a business combination. Costs related to the NCR Asset Acquisition of approximately $3.2 million were expensed during 2012 and are included within general and administrative expenses in our Consolidated Statements of Comprehensive Income. The NCR Asset Acquisition allows us to expand our footprint to new retail partners and provides other strategic benefits. The operating results of NCR’s self-service entertainment DVD kiosk business are included in our Redbox segment results.
In accordance with US GAAP, the measurement period for our purchase price allocation ended as soon as information regarding our assessment of the quality and quantity of the kiosks acquired as well as certain facts and circumstances became available; such measurement period was not to exceed twelve months from the acquisition date. During the second quarter of 2013, we obtained sufficient evidence regarding the quality and market value of the kiosks acquired, through sales of certain NCR kiosks during the second quarter of 2013, to finalize our purchase price allocation. As a result, we retroactively adjusted our purchase price allocation to increase the value assigned to the kiosks acquired by $14.8 million with a corresponding decrease to goodwill in the period in which the NCR Asset Acquisition occurred. This adjustment to our purchase price allocation resulted in an immaterial difference in depreciation which we recorded as a cumulative adjustment in the second quarter of 2013.
The following table shows our preliminary purchase price allocation, adjustments we made during the six months ended June 30, 2013 and our final purchase price allocation based on the fair value of the assets acquired and liabilities assumed at the NCR Asset Acquisition date as follows:

	June 22, 2012
Dollars in thousands	Preliminary	Adjustments	Final
Assets acquired:
Content library	$4,330	$—	$4,330
Prepaid expenses	240	—	240
Deferred income taxes	1,500	—	1,500
Property and equipment	9,130	14,766	23,896
Intangible assets	46,960	—	46,960
Goodwill	42,110	(14,766)	27,344
Total assets acquired	104,270	—	104,270
Liabilities assumed:
Accrued liabilities	(4,270)	—	(4,270)
Total consideration paid in cash	$100,000	$—	$100,000

Goodwill of $27.3 million, attributable primarily to the future expected synergies and operational efficiencies, as well as market expansion, has been assigned to our Redbox segment.

We estimated the fair value of the acquired identifiable intangible assets based on the forecasted future cash flows discounted at a rate of approximately 11%. A portion of the purchase price is allocated to the following identifiable intangible assets:

Dollars in thousands	Purchase Price	Estimated Useful Life in Years
Intangible assets:
Retailer relationships	$40,000	10
Patents	6,300	8
Trademark and trade name	500	1
Internal use software	160	1
Total	$46,960

The estimated weighted-average useful life of the acquired identifiable intangible assets is 9.60 years.
Based on the identified intangible assets recorded as of the closing date and assuming no subsequent impairment of the underlying assets, the 2012 actual and annual estimates thereafter of the aggregate amortization expense are as follows:

Dollars in thousands	Amortization Expense
2012 (July through December)(1)	$2,790
2013	5,052
2014	4,788
2015	4,788
2016	4,788
2017	4,788
Thereafter	19,966
Total	$46,960

(1)	We began the amortization of the acquired intangible assets in the third quarter of 2012.
The following table shows the revenue and operating loss included in our Consolidated Statements of Comprehensive Income resulting from the acquired NCR kiosks since the closing date:

Dollars in thousands	Year Ended December 31, 2012
Revenue	$21,971
Operating (loss)	$(14,549)

Pro forma information
The following unaudited pro forma information represents the results of operations for Outerwall Inc. and includes the self-service entertainment DVD kiosk business acquired from NCR as if the NCR Asset Acquisition was consummated as of January 1, 2011. There are no material non-recurring pro forma adjustments and the pro forma information may differ from actual results.

	Year Ended December 31,
Dollars in thousands	2012	2011
Revenue	$2,248,148	$1,959,686
Net income from continuing operations	$138,790	$93,651
Earnings per share from continuing operations:
Basic	$4.58	$3.07
Diluted	$4.31	$2.94